Rule 497(e)

Registration Nos. 333-264900 and 811-23801

Bitwise Funds Trust
(the “Trust”)

Bitwise Trendwise Bitcoin and Treasuries Rotation Strategy ETF

Bitwise Trendwise Ethereum and Treasuries Rotation Strategy ETF

Bitwise Bitcoin Standard Corporations ETF

Bitwise Crypto Industry Innovators ETF

Bitwise Proficio Currency Debasement ETF

(each, a “Fund,” and together, the “Funds”)

September 30, 2026

Supplement To Each Fund’s

Statement of Additional Information

Effective on or around November 8, 2026, Jim Gallo will no longer serve as the Trust’s Treasurer and Principal Financial Officer. The Board of Trustees of the Trust has appointed James Bebrin III, currently the Trust’s Assistant Treasurer, to serve as the Trust’s Treasurer and Principal Financial Officer. Accordingly, effective November 8, 2026, all references to Jim Gallo in each Fund’s Statement of Additional Information are deleted in their entirety, and the section entitled “Management of the Fund—Trustees and Officers” has been revised to the following to reflect Mr. Bebrin’s new role.

Name, Address and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the Bitwise Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
Officers of the Trust
James Bebrin III c/o Bitwise Investment Manager, LLC 250 Montgomery Street Suite 200 San Francisco, CA 94104	Treasurer and Principal Financial Officer	• Indefinite term • Since 2026	Director of Controls and Fund Administration of Bitwise Asset Management (2021 – present); Fund Manager of WisdomTree Asset Management (2015 – 2021)	N/A	N/A

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